EXHIBIT 10.2

FIRST AMENDMENT TO SUPPLY AGREEMENT

This FIRST AMENDMENT TO SUPPLY AGREEMENT (this “Amendment”) is made and entered into as of this 27th day of May, 2004 by and between Panera, LLC, a Delaware limited liability company (“Panera”) and Jones Soda Co., a Washington corporation with a principal place of business at 234 Ninth Avenue North, Seattle, WA 98109 (“Seller”).

WITNESSETH:

WHEREAS, Panera and Seller are parties to that certain Supply Agreement dated May 28, 2003 (the “Agreement”); and

WHEREAS, Panera and Seller desire to amend the Agreement in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Section 10.01 is hereby deleted in its entirety and replaced with the following:

Section 10.01 Duration. The term of this Supply Agreement shall begin on May 28, 2003 and shall terminate on May 27, 2005.

2. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

3. This Amendment shall be binding upon and inure to the benefit of Panera and Seller and their respective permitted successors and assigns in accordance with Section 6 of the General Terms and Conditions Addendum Attached to the Agreement.

4. Panera and Seller warrant and represent that the individual who is signing this Amendment on behalf of Panera and Seller and whose signature appears below, is authorized to execute this Amendment and to bind Panera and Seller to the terms contained herein.

5. This Amendment will be governed by and construed in accordance with the laws of the State of Missouri, United States of America.

6. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Supply Agreement as of the date and year first referenced above.

PANERA LLC

By:	/s/
Title:

JONES SODA CO.

By:	/s/ Jennifer L. Cue
Title:	COO / CFO